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                                                             Exhibit 24.1

                        AMERICAN GREETINGS CORPORATION

                      REGISTRATION STATEMENT ON FORM S-3

                              Power of Attorney
                              -----------------

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and directors of American Greetings Corporation (the "Company") hereby constitute and appoint Jon Groetzinger, Jr., Dale A. Cable, Phyllis Alden, Stanley E. Everett and David A. Basinski, Jr., and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file under the Securities Act of 1933 a Registration Statement on Form S-3 relating to the registration of up to $600,000,000 of debt securities of the Company and any and all amendments and exhibits thereto, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said directors and officers, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

        Executed at Cleveland, Ohio, this 15th day of May, 1998.

         Signature                                Title
         ---------                                -----

/s/ Irving Stone                  Founder-Chairman; Chairman of the Executive
----------------------            Committee; Director
Irving Stone

/s/ Morry Weiss                   Chairman of the Board; Chief Executive
----------------------            Officer; Director
Morry Weiss

/s/ Edward Fruchtenbaum           President; Chief Operating Officer, Director
----------------------
Edward Fruchtenbaum

/s/ Scott S. Cowen                Director
----------------------
Scott S. Cowen

/s/ Herbert H. Jacobs             Director
----------------------
Herbert H. Jacobs

/s/ Albert B. Ratner              Director
----------------------
Albert B. Ratner

/s/ Harry H. Stone                Director
----------------------
Harry H. Stone
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--------------------            Director
Jeanette S. Wagner


/s/ Milton A. Wolf              Director
--------------------
Milton A. Wolf


/s/ William S. Meyer            Senior Vice President; Chief Financial Officer
--------------------            (principal financial officer)
William S. Meyer


/s/ Patricia L. Ripple          Vice President; Corporate Controller
----------------------          (principal accounting officer)
Patricia L. Ripple